Exhibit 99.1

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Three Months Ended
	September 25, 2020	Percent of Net sales	September 27, 2019	Percent of Net sales
Net sales	$698.3	100.0%	$743.7	100.0%
Cost of sales	403.0	57.7	419.4	56.4
Gross profit	295.3	42.3	324.3	43.6
Selling, general and administrative expenses	220.8	31.6	205.7	27.7
Research and development expenses	65.5	9.4	103.1	13.9
Restructuring charges, net	3.2	0.5	7.2	1.0
Gains on divestiture	(9.7)	(1.4)	—	—
Opioid-related litigation settlement	(25.8)	(3.7)	—	—
Medicaid lawsuit	(0.2)	—	—	—
Operating income	41.5	5.9	8.3	1.1
Interest expense	(62.2)	(8.9)	(77.6)	(10.4)
Interest income	0.9	0.1	2.9	0.4
Other income, net	—	—	37.9	5.1
Loss from continuing operations before income taxes	(19.8)	(2.8)	(28.5)	(3.8)
Income tax benefit	(211.6)	(30.3)	(27.6)	(3.7)
Income (loss) from continuing operations	191.8	27.5	(0.9)	(0.1)
Loss from discontinued operations, net of income taxes	(0.2)	—	(0.2)	—
Net income (loss)	$191.6	27.4%	$(1.1)	(0.1)%

Basic earnings (loss) per share:
Income (loss) from continuing operations	$2.27		$(0.01)
Loss from discontinued operations	—		—
Net income (loss)	$2.26		$(0.01)
Diluted earnings (loss) per share:
Income (loss) from continuing operations	$2.27		$(0.01)
Loss from discontinued operations	—		—
Net income (loss)	$2.26		$(0.01)
Weighted-average number of shares outstanding
Basic weighted-average shares outstanding	84.6		84.0
Diluted weighted-average shares outstanding	84.6		84.0

MALLINCKRODT PLC
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Three Months Ended
	September 25, 2020	September 27, 2019
Net income (loss)	$191.6	$(1.1)
Adjustments:
Interest expense, net	61.3	74.7
Income taxes	(211.6)	(27.6)
Depreciation and amortization	236.1	234.9
Restructuring and related charges, net	3.2	7.2
Loss from discontinued operations	0.2	0.2
Change in contingent consideration fair value	8.1	(25.8)
Significant legal and environmental charges (1)	(11.9)	28.2
Gains on divestiture	(9.7)	—
Separation costs	33.0	19.8
Gains on debt extinguishment, net	—	(17.9)
Unrealized loss (gain) on equity investment	0.8	(6.5)
R&D upfront payment	—	20.0
Share-based compensation	4.3	7.8
Adjusted EBITDA	$305.4	$313.9

(1)Includes a $25.8 million decrease in the fair value of the opioid settlement warrants, partially offset by $13.4 million in opioid defense costs and a $0.5 million change to the retrospective Medicaid lawsuit liability. Opioid defense costs are considered to be non-recurring as a result of the opioid-related litigation settlement announced during the three months ended March 27, 2020; therefore, such costs are included as an adjustment to net income on a go-forward basis.

MALLINCKRODT PLC
SEGMENT OPERATING INCOME (1)
(unaudited, in millions)

	Three Months Ended
	September 25, 2020	September 27, 2019
Specialty Brands	$291.8	$277.0
Specialty Generics	43.1	36.3
Segment operating income	334.9	313.3
Unallocated amounts:
Corporate and unallocated expenses (2)	(42.1)	(15.3)
Depreciation and amortization	(236.1)	(234.9)
Share-based compensation	(4.3)	(7.8)
Restructuring charges, net	(3.2)	(7.2)
Separation costs	(33.0)	(19.8)
R&D upfront payment	—	(20.0)
Opioid-related litigation settlement	25.8	—
Medicaid lawsuit	(0.5)	—
Operating income	$41.5	$8.3
(1)During the three months ended September 25, 2020, the Company began excluding depreciation and share-based compensation from its evaluation of the operating results of its segments. As a result, prior period segment operating income has been recast to reflect this change on a comparable basis.
(2)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	September 25, 2020	September 27, 2019	Percent change	Currency impact	Constant-currency growth
Specialty Brands (1)	$539.6	$580.4	(7.0)%	0.1%	(7.1)%
Specialty Generics	159.4	163.3	(2.4)	—	(2.4)
Segment net sales	699.0	743.7	(6.0)	0.1	(6.1)
Medicaid lawsuit	(0.7)	—	*	*	*
Net sales	$698.3	$743.7	(6.1)%	0.1%	(6.2)%
*Not meaningful
(1)The three months ended September 25, 2020 includes the prospective change to the Medicaid rebate calculation beginning in June 2020, which impacted Acthar Gel net sales by $22.2 million.

MALLINCKRODT PLC
SELECT PRODUCT LINE NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Three Months Ended
	September 25, 2020	September 27, 2019	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar Gel (1)	$195.3	$229.8	(15.0)%	—%	(15.0)%
INOmax	141.9	136.8	3.7	—	3.7
Ofirmev	88.7	86.1	3.0	—	3.0
Therakos	62.6	60.9	2.8	1.2	1.6
Amitiza	47.7	52.6	(9.3)	—	(9.3)
Other (2)	3.4	14.2	(76.1)	—	(76.1)
Specialty Brands Total	539.6	580.4	(7.0)	0.1	(7.1)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	20.0	15.7	27.4	—	27.4
Oxycodone (API) and oxycodone-containing tablets	16.1	17.2	(6.4)	—	(6.4)
Acetaminophen (API)	54.9	48.5	13.2	—	13.2
Other controlled substances	62.4	72.9	(14.4)	(0.1)	(14.3)
Other	6.0	9.0	(33.3)	—	(33.3)
Specialty Generics Total	159.4	163.3	(2.4)	—	(2.4)
Segment net sales	699.0	743.7	(6.0)	0.1	(6.1)
Medicaid lawsuit	(0.7)	—	*	*	*
Net sales	$698.3	$743.7	(6.1)%	0.1%	(6.2)%
*Not meaningful
(1)The three months ended September 25, 2020 includes the prospective change to the Medicaid rebate calculation beginning in June 2020, which impacted Acthar Gel net sales by $22.2 million.
(2)The three months ended September 27, 2019 includes $10.5 million of net sales related to BioVectra, Inc. ("BioVectra") prior to the completion of the sale of this business in November 2019.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in millions, except per share data)

	Nine Months Ended
	September 25, 2020	Percent of Net sales	September 27, 2019	Percent of Net sales
Net sales (includes refined estimate of the retrospective one-time charge of $535.1 million related to the Medicaid lawsuit for the nine months ended September 25, 2020)	$1,530.6	100.0%	$2,357.6	100.0%
Cost of sales	1,171.7	76.6	1,309.3	55.5
Gross profit	358.9	23.4	1,048.3	44.5
Selling, general and administrative expenses	683.2	44.6	661.8	28.1
Research and development expenses	225.8	14.8	268.0	11.4
Restructuring charges, net	15.8	1.0	11.2	0.5
Non-restructuring impairment charges	63.5	4.1	113.5	4.8
Gains on divestiture	(10.1)	(0.7)	—	—
Opioid-related litigation settlement	(34.1)	(2.2)	—	—
Medicaid lawsuit	105.1	6.9	—	—
Operating loss	(690.3)	(45.1)	(6.2)	(0.3)
Interest expense	(200.9)	(13.1)	(231.8)	(9.8)
Interest income	5.4	0.4	6.6	0.3
Other income, net	1.1	0.1	128.6	5.5
Loss from continuing operations before income taxes	(884.7)	(57.8)	(102.8)	(4.4)
Income tax benefit	(69.2)	(4.5)	(256.6)	(10.9)
(Loss) income from continuing operations	(815.5)	(53.3)	153.8	6.5
Income from discontinued operations, net of income taxes	23.8	1.6	6.8	0.3
Net (loss) income	$(791.7)	(51.7)%	$160.6	6.8%

Basic (loss) earnings per share:
(Loss) income from continuing operations	$(9.66)		$1.84
Income from discontinued operations	0.28		0.08
Net (loss) income	$(9.38)		$1.92
Diluted (loss) earnings per share:
(Loss) income from continuing operations	$(9.66)		$1.83
Income from discontinued operations	0.28		0.08
Net (loss) income	$(9.38)		$1.91
Weighted-average number of shares outstanding:
Basic	84.4		83.8
Diluted	84.4		84.2

MALLINCKRODT PLC
CONSOLIDATED ADJUSTED EBITDA
(unaudited, in millions)

	Nine Months Ended
	September 25, 2020	September 27, 2019
Net (loss) income	$(791.7)	$160.6
Adjustments:
Interest expense, net	195.5	225.2
Income taxes	(69.2)	(256.6)
Depreciation and amortization	675.5	723.5
Restructuring and related charges, net	15.8	11.2
Non-restructuring impairment charge	63.5	113.5
Inventory step-up expense	—	10.0
Income from discontinued operations	(23.8)	(6.8)
Change in contingent consideration fair value	2.4	(23.5)
Significant legal and environmental charges (1)	659.2	28.2
Gains on divestiture	(10.1)	—
Separation costs	75.0	50.4
Gain on debt extinguishment, net	—	(89.2)
Unrealized gain on equity investment	(2.2)	(6.5)
R&D upfront payment	5.0	20.0
Share-based compensation	17.6	30.6
Adjusted EBITDA	$812.5	$990.6

(1)Includes a retrospective one-time charge of $640.2 million (the "Acthar Gel Medicaid Retrospective Rebate"), of which $535.1 million and $105.1 million have been reflected as a component of net sales and operating expenses, respectively, in the unaudited condensed consolidated statement of operations for the nine months ended September 25, 2020. The $105.1 million reflected as a component of operating expenses represents a pre-acquisition contingency related to the portion of the Acthar Gel Medicaid Retrospective Rebate that arose from sales of Acthar Gel prior to the Company’s acquisition of Questcor Pharmaceuticals, Inc. in August 2014. Also includes $53.1 million in opioid defense costs which are considered to be non-recurring as a result of the opioid-related litigation settlement announced during the three months ended March 27, 2020; therefore, such costs are included as an adjustment to net income on a go-forward basis. These costs were partially offset by a $34.1 million decrease in the fair value of the opioid settlement warrants.

MALLINCKRODT PLC
SEGMENT OPERATING INCOME (1)
(unaudited, in millions)

	Nine Months Ended
	September 25, 2020	September 27, 2019
Specialty Brands (2)	$765.0	$894.2
Specialty Generics	155.5	125.4
Segment operating income	920.5	1,019.6
Unallocated amounts:
Corporate and unallocated expenses (3)	(152.3)	(76.6)
Depreciation and amortization	(675.5)	(723.5)
Share-based compensation	(17.6)	(30.6)
Restructuring and related charges, net	(15.8)	(11.2)
Non-restructuring impairment charges	(63.5)	(113.5)
Separation costs	(75.0)	(50.4)
R&D upfront payment	(5.0)	(20.0)
Opioid-related litigation settlement	34.1	—
Medicaid lawsuit	(640.2)	—
Operating loss	$(690.3)	$(6.2)
(1)During the three months ended September 25, 2020, the Company began excluding depreciation and share-based compensation from its evaluation of the operating results of its segments. As a result, prior period segment operating income has been recast to reflect this change on a comparable basis.
(2)Includes $10.0 million of inventory fair-value step up expense, primarily related to Amitiza, during the nine months ended September 27, 2019.
(3)Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
SEGMENT NET SALES AND CONSTANT-CURRENCY GROWTH
(unaudited, in millions)

	Nine Months Ended
	September 25, 2020	September 27, 2019	Percent change	Currency impact	Constant-currency growth
Specialty Brands (1)	$1,553.0	$1,812.4	(14.3)%	—%	(14.3)%
Specialty Generics	512.7	545.2	(6.0)	—	(6.0)
Segment net sales	2,065.7	2,357.6	(12.4)	—	(12.4)
Medicaid lawsuit	(535.1)	—	*	*	*
Net sales	$1,530.6	$2,357.6	(35.1)%	—%	(35.1)%
*Not meaningful
(1)The nine months ended September 25, 2020 includes the prospective change to the Medicaid rebate calculation beginning in June 2020, which impacted Acthar Gel net sales by $30.8 million.

MALLINCKRODT PLC
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Nine Months Ended
	September 25, 2020	September 27, 2019	Percent change	Currency impact	Constant-currency growth
Specialty Brands
Acthar (1)	$576.6	$720.1	(19.9)%	—%	(19.9)%
Inomax	438.5	427.6	2.5	—	2.5
Ofirmev	216.0	272.2	(20.6)	—	(20.6)
Therakos	174.1	183.6	(5.2)	—	(5.2)
Amitiza	138.2	157.6	(12.3)	—	(12.3)
Other (2)	9.6	51.3	(81.3)	—	(81.3)
Specialty Brands Total	1,553.0	1,812.4	(14.3)	—	(14.3)

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	71.9	51.2	40.4	—	40.4
Oxycodone (API) and oxycodone-containing tablets	48.0	53.3	(9.9)	—	(9.9)
Acetaminophen (API)	154.5	143.1	8.0	—	8.0
Other controlled substances	223.8	265.7	(15.8)	(0.1)	(15.7)
Other	14.5	31.9	(54.5)	—	(54.5)
Specialty Generics Total	512.7	545.2	(6.0)	—	(6.0)
Segment net sales	2,065.7	2,357.6	(12.4)	—	(12.4)
Medicaid lawsuit	(535.1)	—	*	*	*
Net sales	$1,530.6	$2,357.6	(35.1)%	—%	(35.1)%
*Not meaningful
(1)The nine months ended September 25, 2020 includes the prospective change to the Medicaid rebate calculation beginning in June 2020, which impacted Acthar Gel net sales by $30.8 million.
(2)The nine months ended September 27, 2019 includes $36.8 million of net sales related to BioVectra prior to the completion of the sale of this business in November 2019.

MALLINCKRODT PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in millions)

	September 25, 2020	December 27, 2019
Assets
Current Assets:
Cash and cash equivalents	$844.2	$790.9
Accounts receivable, net	516.1	577.5
Inventories	343.3	312.1
Prepaid expenses and other current assets	360.9	150.2
Total current assets	2,064.5	1,830.7
Property, plant and equipment, net	851.4	896.5
Intangible assets, net	6,355.9	7,018.0
Other assets	433.1	593.7
Total Assets	$9,704.9	$10,338.9

Liabilities and Shareholders' Equity
Current Liabilities:
Current maturities of long-term debt	$5,241.3	$633.6
Accounts payable	79.1	139.8
Accrued payroll and payroll-related costs	73.1	105.2
Accrued interest	89.1	62.9
Medicaid lawsuit	640.2	—
Accrued and other current liabilities	381.0	485.4
Total current liabilities	6,503.8	1,426.9
Long-term debt	—	4,741.2
Opioid-related litigation settlement liability	1,609.3	1,643.4
Pension and postretirement benefits	61.4	62.4
Environmental liabilities	60.0	60.0
Other income tax liabilities	118.5	227.1
Other liabilities	186.2	237.2
Total Liabilities	8,539.2	8,398.2
Shareholders' Equity:
Preferred shares	—	—
Ordinary shares	18.8	18.7
Ordinary shares held in treasury at cost	(1,616.1)	(1,615.7)
Additional paid-in capital	5,580.0	5,562.5
Retained deficit	(2,808.6)	(2,016.9)
Accumulated other comprehensive loss	(8.4)	(7.9)
Total Shareholders' Equity	1,165.7	1,940.7
Total Liabilities and Shareholders' Equity	$9,704.9	$10,338.9

MALLINCKRODT PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Nine Months Ended
	September 25, 2020	September 27, 2019
Cash Flows From Operating Activities:
Net (loss) income	$(791.7)	$160.6
Adjustments to reconcile net cash from operating activities:
Depreciation and amortization	675.5	723.5
Share-based compensation	17.6	30.6
Deferred income taxes	304.0	(301.9)
Non-cash impairment charges	63.5	113.5
Gains on divestiture	(10.1)	—
Gain on repurchase of debt	—	(98.6)
Other non-cash items	(21.6)	(31.7)
Changes in assets and liabilities:
Accounts receivable, net	61.1	68.7
Inventories	(43.9)	(32.0)
Accounts payable	(52.4)	(27.8)
Income taxes	(431.2)	17.2
Medicaid lawsuit	640.2	—
Other	(116.3)	(88.0)
Net cash from operating activities	294.7	534.1
Cash Flows From Investing Activities:
Capital expenditures	(42.4)	(108.7)
Proceeds from divestiture, net of cash	(0.7)	—
Other	6.7	13.7
Net cash from investing activities	(36.4)	(95.0)
Cash Flows From Financing Activities:
Issuance of external debt	—	695.0
Repayment of external debt	(134.6)	(940.1)
Debt financing costs	(9.3)	—
Repurchase of shares	(0.4)	(2.5)
Other	(36.3)	(17.6)
Net cash from financing activities	(180.6)	(265.2)
Effect of currency rate changes on cash	0.2	0.5
Net change in cash, cash equivalents and restricted cash, including cash classified within assets held for sale	77.9	174.4
Less: Net change in cash classified within assets held for sale	—	(15.1)
Net change in cash, cash equivalents and restricted cash	77.9	159.3
Cash, cash equivalents and restricted cash at beginning of period	822.6	367.5
Cash, cash equivalents and restricted cash at end of period	$900.5	$526.8

Cash and cash equivalents at end of period	$844.2	$498.8
Restricted cash included in prepaid expenses and other assets at end of period	20.2	—
Restricted cash included in other long-term assets at end of period	36.1	28.0
Cash, cash equivalents and restricted cash at end of period	$900.5	$526.8